EXHIBIT 32.1
                                  ------------

CERTIFICATION PURSUANT TO THE SARBANES-OXLEY ACT
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

I, Paul E. Fredericks, President, Director and Principal Executive Officer of Nova Oil, Inc. (the "Company") do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

This Annual Report on Form 10-KSB of the Company for the fiscal year ended December 31, 2003, as filed with the Securities and Exchange Commission (the "report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:    March 19, 2004
                                          /s/ PAUL E. FREDERICKS
                                          ----------------------
                                          Paul E. Fredericks
                                          President, Director and Principal
                                          Executive Officer


                                  EXHIBIT 32.2
                                  ------------

CERTIFICATION PURSUANT TO THE SARBANES-OXLEY ACT
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

I, Arthur P. Dammarell, Jr., Treasurer, Director and Principal Financial Officer of Nova Oil, Inc. (the "Company") do hereby certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

This Annual Report on Form 10-KSB of the Company for the fiscal year ended December 31, 2003, as filed with the Securities and Exchange Commission (the "report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:    March 19, 2004
                                          /s/ ARTHUR P. DAMMARELL, JR.
                                          ----------------------------
                                          Arthur P. Dammarell, Jr.
                                          Treasurer, Director and Principal
                                          Financial Officer





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